Global Atlantic BlackRock Allocation Portfolio

Portfolio of Investments (Unaudited)

March 31, 2021

	Shares/ Principal	Fair Value
Exchange Traded Funds - 100.4%
Debt Funds - 35.8%
iShares Core Total USD Bond Market ETF	145,527	$7,676,549
iShares Fallen Angels USD Bond ETF	51,283	1,499,515
iShares iBoxx $ Investment Grade Corporate Bond ETF	25,016	3,253,331
iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	112,467	6,149,695
iShares U.S. Treasury Bond ETF	354,095	9,273,748
Total Debt Funds		27,852,838
Equity Funds - 64.6%
iShares Core S&P 500 ETF	27,867	11,086,050
iShares Core S&P Small-Cap ETF	28,546	3,098,097
iShares Global Tech ETF	7,745	2,383,292
iShares MSCI EAFE Growth ETF	39,218	3,939,840
iShares MSCI EAFE Value ETF	118,598	6,044,940
iShares MSCI USA Min Vol Factor ETF	12,167	841,835
iShares MSCI USA Momentum Factor ETF	10,248	1,648,493
iShares MSCI USA Value Factor ETF	30,828	3,158,637
iShares Trust iShares ESG Aware MSCI USA ETF	117,678	10,693,400
iShares U.S. Energy ETF	58,700	1,539,701
iShares U.S. Medical Devices ETF	3,486	1,151,635
iShares, Inc., iShares ESG Aware MSCI EM ETF	105,000	4,547,550
Total Equity Funds		50,133,470
Total Exchange Traded Funds (Cost - $65,608,998)		77,986,308
Short-Term Investments - 0.2%
Money Market Funds - 0.2%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 0.01%(a) (Cost - $125,683)	125,683	125,683

Total Investments - 100.6% (Cost - $65,734,681)		$78,111,991
Other Assets Less Liabilities - Net (0.6)%		(481,574)
Total Net Assets - 100.0%		$77,630,417

(a)	The rate shown is the annualized seven-day yield at period end.